UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): March 20, 2008 (March 18, 2008)
Coeur d’Alene Mines Corporation
(Exact name of registrant as specified in its charter)
IDAHO
(State or other jurisdiction
of incorporation or organization)
1-8641
(Commission File Number)
82-0109423
(IRS Employer Identification No.)
505 Front Ave., P.O. Box “I”
Coeur d’Alene, Idaho, 83816
(Address of Principal Executive Offices)
(208) 667-3511
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):
☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
     In connection with the public offering of its 3.25% Convertible Senior Notes due 2028 described immediately below, Coeur d’Alene Mines Corporation (the “Company”) is hereby reporting certain events and filing certain exhibits. See “Item 9.01 Financial Statements and Exhibits.”
     On December 27, 2005, the Company filed, pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), an “automatic shelf registration statement” (as defined in Rule 405 under the Securities Act) on Form S-3 (File No. 333-130711), including a prospectus contained therein, which became effective upon filing. On March 12, 2008, the Company filed, pursuant to Rule 424(b) under the Securities Act, a preliminary prospectus supplement, dated March 12, 2008, relating to the public offering (the “Offering”) of the Company’s 3.25% Convertible Senior Notes due 2028.
     On March 12, 2008, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with Deutsche Bank Securities Inc., as representative of the several underwriters named on Schedule I thereto (the “Underwriters”), in connection with the Offering, pursuant to which the Company agreed to offer and sell up to $230,000,000 principal amount of the Company’s 3.25% Convertible Senior Notes due 2028 (the “Notes”), including up to $30,000,000 principal amount of Notes (the “Over-allotment Notes”) pursuant to an over-allotment option.
     On March 14, 2008, the Company filed, pursuant to Rule 424(b) under the Securities Act, a prospectus supplement, dated March 13, 2008, relating to the Offering.
     The Underwriters provided notice of their intent to exercise their over-allotment option on March 17, 2008. The Company settled on $200,000,000 principal amount of the Notes on March 18, 2008 and settled on the Over-allotment Notes on March 20, 2008.
     The Notes and Over-allotment Notes were issued under an indenture, dated March 18, 2008 (the “Indenture”), between the Company and The Bank of New York, as trustee (the “Trustee”), as supplemented by a first supplemental indenture, dated March 18, 2008 (the “Supplemental Indenture”). Copies of the Indenture and Supplemental Indenture are filed as Exhibits 4.1 and 4.2, respectively, to this Current Report on Form 8-K and are incorporated into this Item 1.01 by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit
Number	Description of Exhibit
4.1	Indenture, dated March 18, 2008, by and among the Company and The Bank of New York, as trustee

Exhibit
Number	Description of Exhibit
4.2	First Supplemental Indenture, dated March 18, 2008, by and among the Company and The Bank of New York, as trustee
5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the Conversion Shares underlying the Notes
5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Notes
23.1	Consent of Kelli Kast, Esq. (including as part of Exhibit 5.1)
23.2	Consent of Gibson, Dunn & Crutcher LLP (including as part of Exhibit 5.2)

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coeur d’Alene Mines Corporation
Date: March 20, 2008	By:	/s/ Mitchell J. Krebs
		Name:	Mitchell J. Krebs
		Title:	Senior Vice President

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
4.1	Indenture, dated March 18, 2008, by and among the Company and The Bank of New York, as trustee
4.2	First Supplemental Indenture, dated March 18, 2008, by and among the Company and The Bank of New York, as trustee
5.1	Opinion Letter of Kelli Kast, Esq. regarding the legality of the Conversion Shares underlying the Notes
5.2	Opinion Letter of Gibson, Dunn & Crutcher LLP regarding the legality of the Notes
23.1	Consent of Kelli Kast, Esq. (including as part of Exhibit 5.1)
23.2	Consent of Gibson, Dunn & Crutcher LLP (including as part of Exhibit 5.2)

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